UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2022

FedEx Corporation

(Exact name of registrant as specified in its charter)

Commission File Number 1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FDX	New York Stock Exchange
0.450% Notes due 2025	FDX 25A	New York Stock Exchange
1.625% Notes due 2027	FDX 27	New York Stock Exchange
0.450% Notes due 2029	FDX 29A	New York Stock Exchange
1.300% Notes due 2031	FDX 31	New York Stock Exchange
0.950% Notes due 2033	FDX 33	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the annual meeting of FedEx’s stockholders held on September 19, 2022, FedEx’s stockholders, upon the recommendation of the Board of Directors, approved an amendment to the FedEx Corporation 2019 Omnibus Stock Incentive Plan (as amended, the “Plan”) to authorize an additional 5,000,000 shares for issuance under the Plan, none of which are issuable as full-value awards.

A summary of the Plan was included as part of Proposal 4 in FedEx’s definitive proxy statement filed with the Securities and Exchange Commission on August 8, 2022. The summary of the Plan contained in the proxy statement is qualified by and subject to the full text of the Plan, which was included as Appendix D to the proxy statement and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	FedEx’s annual meeting of stockholders was held on September 19, 2022.

(b)	The stockholders took the following actions at the annual meeting:

Proposal 1: The stockholders elected fifteen directors, each of whom will hold office until the annual meeting of stockholders to be held in 2023 and until his or her successor is duly elected and qualified. Each director received more votes cast “for” than votes cast “against” his or her election. The tabulation of votes with respect to each nominee for director was as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Marvin R. Ellison	188,038,305	4,425,264	222,584	27,538,548
Stephen E. Gorman	191,652,679	651,605	381,869	27,538,548
Susan Patricia Griffith	186,896,169	5,105,876	684,108	27,538,548
Kimberly A. Jabal	189,669,383	2,655,285	361,485	27,538,548
Amy B. Lane	191,194,340	738,195	753,618	27,538,548
R. Brad Martin	186,042,016	6,344,191	299,946	27,538,548
Nancy A. Norton	191,774,828	565,364	345,961	27,538,548
Frederick P. Perpall	191,210,722	1,109,342	366,089	27,538,548
Joshua Cooper Ramo	188,903,603	3,423,186	359,364	27,538,548
Susan C. Schwab	184,976,678	7,098,834	610,641	27,538,548
Frederick W. Smith	184,969,686	7,526,380	190,087	27,538,548
David P. Steiner	171,226,797	21,236,505	222,851	27,538,548
Rajesh Subramaniam	189,768,369	2,707,144	210,640	27,538,548
V. James Vena	191,631,615	672,874	381,664	27,538,548
Paul S. Walsh	181,880,843	10,175,463	629,847	27,538,548

Proposal 2: The compensation of FedEx’s named executive officers was approved, on an advisory basis, by stockholders. The tabulation of votes on this matter was as follows:

•	177,852,782 votes for (92.3% of the voted shares)

•	14,189,956 votes against (7.4% of the voted shares)

•	643,415 abstentions (0.3% of the voted shares)

•	27,538,548 broker non-votes

Proposal 3: The Audit and Finance Committee’s designation of Ernst & Young LLP as FedEx’s independent registered public accounting firm for the fiscal year ending May 31, 2023 was ratified by stockholders. The tabulation of votes on this matter was as follows:

•	214,607,249 votes for (97.4% of the voted shares)

•	5,422,236 votes against (2.5% of the voted shares)

•	195,216 abstentions (0.1% of the voted shares)

•	There were no broker non-votes for this item.

Proposal 4: An amendment to the Plan to authorize an additional 5,000,000 shares for issuance under the Plan, none of which are issuable as full-value awards, was approved by stockholders. The tabulation of votes on this matter was as follows:

•	176,769,437 votes for (91.7% of the voted shares)

•	15,613,438 votes against (8.1% of the voted shares)

•	303,278 abstentions (0.2% of the voted shares)

•	27,538,548 broker non-votes

Proposal 5: A stockholder proposal requesting adoption of a policy that two separate people hold the office of Chairman of the Board and the office of Chief Executive Officer was not approved by stockholders. The tabulation of votes on this matter was as follows:

•	72,320,014 votes for (37.5% of the voted shares)

•	119,906,539 votes against (62.2% of the voted shares)

•	459,600 abstentions (0.2% of the voted shares)

•	27,538,548 broker non-votes

Proposal 6: A stockholder proposal requesting that FedEx publish an annual report regarding incongruencies between political and electioneering expenditures and company values was not approved by stockholders. The tabulation of votes on this matter was as follows:

•	69,348,821 votes for (36.0% of the voted shares)

•	122,702,767 votes against (63.7% of the voted shares)

•	634,565 abstentions (0.3% of the voted shares)

•	27,538,548 broker non-votes

Proposal 7: A stockholder proposal requesting that FedEx provide a report, updated annually, disclosing information about the corporation’s lobbying activities and expenditures was not approved by stockholders. The tabulation of votes on this matter was as follows:

•	66,723,086 votes for (34.6% of the voted shares)

•	125,379,776 votes against (65.1% of the voted shares)

•	583,291 abstentions (0.3% of the voted shares)

•	27,538,548 broker non-votes

Proposal 8: A stockholder proposal requesting that the Board of Directors oversee an independent third-party audit analyzing whether written policies or unwritten norms at FedEx reinforce racism in company culture and to report to stockholders on any planned remedies was not approved by stockholders. The tabulation of votes on this matter was as follows:

•	23,232,576 votes for (12.1% of the voted shares)

•	167,955,933 votes against (87.2% of the voted shares)

•	1,497,644 abstentions (0.7% of the voted shares)

•	27,538,548 broker non-votes

SECTION 8. OTHER EVENTS.

Item 8.01.	Other Events.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of FedEx Corporation’s updated compensation arrangements with outside directors.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

99.1	Compensation Arrangements with Outside Directors.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: September 21, 2022	By:	/s/ Mark R. Allen
Mark R. Allen
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Compensation Arrangements with Outside Directors.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

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